UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 2005

                               -------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                           46-0476193
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


                        27710 Jefferson Avenue
                              Suite A100
                         Temecula, California                          92590
               (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         Mr. Luther J. Mohr, formerly the Chief Operating Officer of Temecula Valley Bank, N.A. ("Bank"), the principal subsidiary of the Company, retires today, April 1, 2005, as an officer of the Bank. The Bank's new Chief Operating Officer, William McGaughey, began his employment with the Bank on November 29, 2004. Mr. Mohr will continue to be available to the Bank in an advisory capacity and as a member of the Board of Directors of the Bank and the Company.








                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMECULA VALLEY BANCORP INC.


Date: April 1, 2005                By:  /s/ STEPHEN H. WACKNITZ
                                       --------------------------------
                                       Stephen H. Wacknitz
                                       Chief Executive Officer and President